UNITED STATES              ----------------------------
             SECURITIES AND EXCHANGE COMMISSION   |        OMB APPROVAL        |
                  Washington, DC 20549            |----------------------------|
                                                  |OMB Number:    3235-0059    |
                                                  |Expires:    January 21, 2008|
                                                  |Estimated average burden    |
                                                  |hours per response.....14.00|
                                                   ----------------------------

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                          BARON INVESTMENT FUNDS TRUST
                            (f/k/a Baron Asset Fund)
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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               Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913 (04-05)

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

                                                          OCTOBER   2006


                                 PROXY STATEMENT




                            [registered castle logo]

                                  B  A  R  O  N
                                  F  U  N  D  S(r)







                                        >  BARON ASSET FUND

Enclosed is a Proxy Statement and Proxy Voting Card for shareholders of the BARON ASSET FUND series.

We are asking you to vote on the following item:

     CHANGE IN INVESTMENT GOAL OF BARON ASSET FUND. BARON ASSET FUND currently invests in small and mid-sized growth companies. We are proposing to change the investment goal of BARON ASSET FUND to allow the Fund to invest principally in mid-sized growth companies, which are defined as having a market capitalization of between $2.5 billion and $8 billion.

Please read the enclosed Proxy Statement carefully and please cast your votes, either electronically, by telephone, or by marking the proxy card and mailing it to us. EVERY VOTE IS IMPORTANT TO US.

Thank you.

                                BARON ASSET FUND

                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            ------------------------


To Our Shareholders:

Please take notice that a Special Meeting of Shareholders (the "Meeting") of BARON ASSET FUND (the "Fund"), which is a series of Baron Investment Funds Trust, a Massachusetts business trust (the "Trust") will be held on at the Loews Regency Hotel, 540 Park Avenue (at 61st Street), New York, NY 10021, on December 5, 2006, at 11:00 a.m. eastern time.

The shareholders of the Fund will be asked to consider and vote together as a single class on the following proposal, which is described in the accompanying proxy statement:

     (1) To approve or disapprove a change to the investment goal of the Fund.

The shareholders of the Fund will be asked to consider and vote separately on the following proposal, which is described in the accompanying proxy statement:

     (2) To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournment thereof.

Only holders of record of shares of common stock of the Fund at the close of business on October 6, 2006, are entitled to vote at the Meeting and at any adjournments thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

In the event that the necessary quorum to transact business, or if the vote required to approve a proposal is not obtained at the Meeting, the persons named on the proxy card as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

                         By order of the Board of Trustees,

                         /s/ Linda S. Martinson
                         -----------------------
                             Linda S. Martinson
                             SECRETARY


October 12, 2006

IMPORTANT



Your vote is important and, as a shareholder, you are asked to be at the Meeting either in person or by proxy. If you are unable to attend the meeting in person we urge you to vote by proxy since you can always revoke your proxy at the meeting. You can do this by:

     1. Completing, signing, dating and promptly returning the enclosed proxy card using the enclosed postage prepaid envelope;

     2.   Calling the toll-free number on your proxy card; OR

     3.   Voting at the Internet web site on your proxy card.

YOUR PROMPT VOTING BY PROXY MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. VOTING BY PROXY WILL NOT PREVENT YOU FROM PERSONALLY VOTING YOUR SHARES AT THE MEETING AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE TRUST IN WRITING (BY SUBSEQUENT PROXY OR THROUGH THE WEB SITE) OR BY TELEPHONE OF SUCH REVOCATION AT ANY TIME BEFORE THE MEETING.

                                BARON ASSET FUND

                          767 Fifth Avenue, 49th Floor
                               New York, NY 10153
                          ----------------------------

                                 PROXY STATEMENT

                          ----------------------------
GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Baron Investment Funds Trust(the "Trust"), on behalf of the BARON ASSET FUND Series (the "Fund"). This proxy statement is for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Loews Regency Hotel, 540 Park Avenue (at 61st Street), New York, NY 10021, on December 5, 2006 at 11:00 a.m., eastern time, and at any and all adjournments thereof.

This Proxy Statement, the Notice of Special Meeting, and the proxy cards are first being mailed to shareholders on or about October 16, 2006, or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it in person at the Meeting, by mail (addressed to the Secretary at the principal office of the Fund, 767 Fifth Avenue, 49th floor, New York, NY 10153), by visiting the Internet website on your proxy card, calling the toll-free number on your proxy card, by executing a superseding proxy, or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the Proxy Statement.

Holders of record of the shares of the Fund at the close of business on October 6, 2006, (the "Record Date") will be entitled to one vote per share for the Fund on all business relevant to that Fund to be conducted at the Meeting.

A majority of the outstanding shares must be present in person or by proxy to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposal. For purposes of determining the presence of a quorum for the Meeting, abstentions will be treated as shares that are present but which have not been voted. Brokers and other nominees may not be eligible to vote on certain matters with respect to shares that are not beneficially owned by them and as to which they have not received voting instructions; and accordingly these "broker non-votes" will be disregarded for quorum and voting purposes on such matters. SHAREHOLDERS ARE URGED TO FORWARD THEIR VOTING INSTRUCTIONS PROMPTLY.

The Annual Financial Report for the Funds of the Trust for the year ended September 30, 2005, was mailed to shareholders the last week in November of 2005. The unaudited Semi-Annual Financial Report for the Funds of the Trust was mailed to shareholders in May of 2006. Both of these reports are available on the website of the Securities and Exchange Commission, www.sec.gov, under the name Baron Investment Funds Trust. In addition, copies of these reports are also available free of charge by calling 1-800-99-BARON.


PROPOSAL

SUMMARY

The following proposal is being submitted by the Board of Trustees for action at the Meeting.

PROPOSAL

     To amend the investment goal of BARON ASSET FUND


The Board of Trustees asks shareholders of BARON ASSET FUND to change the Fund's investment goal. This proposal requires the affirmative vote of the lesser of:
(a) 67% of the BARON ASSET FUND series' shares present at the Meeting if more than 50% of such shares outstanding on the Record Date are present in person or by proxy OR (b) more than 50% of the shares of the BARON ASSET FUND series' shares outstanding on the Record Date.

BOARD OF TRUSTEES RECOMMENDATION

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF CHANGING THE FUND'S INVESTMENT GOAL. The Fund's current investment goal is to achieve capital appreciation through long-term investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects. The Board proposes that the current investment goal of the Fund as set forth above be replaced with the following investment goal:

     To provide capital appreciation through investments primarily in the securities of medium sized growth companies.

During the past five years, to improve the Fund's performance and reduce its portfolio risk, the Adviser has restructured the Fund's investment portfolio. One way the Adviser has accomplished this is by focusing the Fund's portfolio, which currently includes both small and mid-cap growth companies, on mid-cap growth companies which the Adviser believes have continuing and significant growth prospects. The percentage of companies in the portfolio with market capitalizations of less than $2.5 billion has fallen from 49.1% to 12.6% during the past five years. Today, the Fund is classified by independent rating agencies as a mid-cap growth fund.

This shift will allow the Adviser to better distinguish the Fund from Baron Fund's two small-cap growth funds, BARON GROWTH FUND and BARON SMALL CAP FUND. The Board believes this will reduce confusion among both our existing shareholders and prospective investors. In addition, these changes will allow this Fund to take advantage of Baron Funds' increasing institutional knowledge of the many successful small growth companies which have become mid-sized growth companies and which the Adviser believes have significant growth prospects. Medium-sized growth companies are defined as having a market capitalization of between $2.5 billion and $8 billion.

The Board believes this change will benefit the Fund's shareholders. The Board recommends that you approve the change in investment goal to allow the Fund to invest principally in mid-sized growth businesses. If shareholders approve this change, the new investment goal would become effective upon the effectiveness of the amendment to the Trust's registration statement which reflects this change. If shareholders do not approve this proposal, the investment goal will not change.

REQUIRED VOTE

Approval of this proposal requires the affirmative vote of the lesser of: (a) 67% of the BARON ASSET FUND series' shares present at the Meeting if a majority of such shares are present in person or by proxy OR (b) more than 50% of the outstanding shares of the BARON ASSET FUND series' shares. It is intended that the enclosed proxy will be voted for the proposal unless authority is withheld in the proxy. THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL.

ADDITIONAL INFORMATION

The name and address of the Investment Adviser is BAMCO, Inc., 767 Fifth Avenue, 49th Floor, New York, New York, 10153. The cost of preparing, printing and mailing the proxy, notice and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or other means, will be paid by the Fund.

The name and address of the principal Underwriter and Distributor is Baron Capital, Inc., 767 Fifth Avenue, 49th Floor, New York, New York, 10153.

It is expected that the solicitation of proxies will be primarily by mail. A proxy solicitation firm may be engaged to assist in the solicitation of proxies. To the extent that votes are not received, the proxy solicitation firm may contact shareholders by telephone. Shareholders may authorize the proxy solicitation firm to execute proxies on their behalf, by telephone or through the Internet. Proxies that are obtained by telephone authorization will be recorded in accordance with procedures that are reasonably designed to ensure that the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

When soliciting telephonic proxies, the representative is required to ask for each shareholder's full name, address, social security or tax identification number, and the number of shares owned to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. If the information is consistent, the proxy solicitor would explain the voting process and the proposals and ask for the shareholder's voting instructions. The proxy solicitor would not recommend to the shareholder how to vote, other than to read any recommendations set forth in the Proxy Statement. The proxy solicitation firm confirms the voting instructions to the shareholder promptly by letter or mailgram.

Shareholders who want to vote by electronic proxy rather than mailing back the proxy card, may do so by accessing the Internet website indicated on the proxy card or by calling the toll-free number referenced on the proxy card. The shareholder will be prompted to provide his or her control number that appears on the proxy card. If the information is correctly entered, the shareholder will be provided with instructions, and the opportunity to enter votes. Confirmation of telephone voting instructions are done immediately over the phone, while the shareholder will be sent electronic confirmation of the voting instructions by e-mail.

Proxies may also be voted by filling out the proxy card sent with the Proxy Statement and returning it to the Fund. For replacement proxy cards or additional information, please call the Fund at 1- 800-99-BARON. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. Shareholders may attend the meeting in person.

There is only one class of shares for the Fund, and each share is entitled to one vote. There is no cumulative voting. At the close of business on October 6, 2006, the Record Date for determination of shareholders entitled to notice and to vote at the Meeting, the number of outstanding shares of beneficial interest for the Fund was 56,220,879.947.

As of October 6, 2006, the Record Date, the following chart lists those shareholders who beneficially owned as much as 5% of the outstanding shares of capital stock of the Fund, and also shows the aggregate holdings of persons affiliated with the Fund and the Adviser:

-----------------------------------------------------------------------------------------------------------------------------------
                                                          OWNERSHIP           AFFIILIATED PERSONS' AGGREGATE
NAME OF FUND        NAME OF 5% OWNER                      PERCENTAGE          OWNERSHIP PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------
Baron Asset Fund    Clients of Charles Schwab &              25.83%           Officers and Trustees as a group, own
                    Co., Inc.                                                 less than 1%

                    Clients of National Financial            24.78%
                    Services Corp.
-----------------------------------------------------------------------------------------------------------------------------------

HOUSEHOLDING NOTICE

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent annual and semiannual reports of the Fund may be mailed to shareholders, having the same last name and address in the Fund's records. The consolidation of these mailings, householding, benefits the Fund through reduced mailing expense. You may call 1-800-99-BARON or write to the Fund at 767 Fifth Avenue, New York, NY 10153 if you need additional copies of the documents, or if you wish to receive separate annual reports or proxy statements in the future. You may also visit www.BaronFunds.com to view and/or download these documents, as well as other information about the Fund.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any other business to be brought before the Special Meeting. Should any other matters requiring a shareholder vote arise, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES OR VOTE BY TOLL-FREE TELEPHONE CALL OR AT THE WEB-SITE. TO AVOID THE EXPENSE OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY.
                                           --------------------

SHAREHOLDER PROPOSALS

Any shareholder proposal to be included in the proxy statement for the Fund's next meeting of shareholders must be received by the Fund within a reasonable period of time prior to that meeting. The Fund is not required to hold annual meetings of shareholders and has no current plan to hold a shareholder meeting in the next year.

                              By order of the Board of Trustees


                              /s/ Linda S. Martinson
                              ----------------------
                                  Linda S. Martinson
                                  SECRETARY

                         [PAGE INTENTIONALLY LEFT BLANK]

                         [PAGE INTENTIONALLY LEFT BLANK]

                            [registered castle logo]

                                  B  A  R  O  N
                                  F  U  N  D  S(r)

[registered castle logo]                          ---------------------------------------------------------------------------------
     B A R O N                                    |                     THREE EASY WAYS TO VOTE THIS FORM                         |
     F U N D S (r)                                |          READ THE PROXY STATEMENT AND HAVE THIS FORM AT HAND.                 |
                                                  | TELEPHONE: Call 1-800-690-6903 and follow the recorded instructions.          |
PROXY TABULATOR                                   |  INTERNET: Go to WWW.PROXYVOTE.COM and follow the on-screen instructions.     |
P.O. BOX 9112                                     |      MAIL: Check the appropriate box on the reverse side of this form, sign   |
FARMINGDALE, NY 11735                             |            and date below, and return in the postage-paid envelope provided.  |
F U N D S(r)                                      |          If you vote by telephone or Internet, do not mail this Form.         |
                                                  ---------------------------------------------------------------------------------


////////////////////
/(control number)  /
///////////////////



[SHAREHOLDER(S) NAME & ADDRESS]



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                      BFUND1          KEEP THIS PORTION FOR YOUR RECORDS
===================================================================================================================================

                         THIS PROXY CARD IF VALID ONLY WHEN SIGEND AND DATED.                   DETACH AND RETURN THIS PORTION ONLY
-----------------------------------------------------------------------------------------------------------------------------------
BARON ASSET FUND




VOTE ON PROPOSALS


1)   To change the investment goal of BARON ASSET FUND.                                                    FOR   AGAINST   ABSTAIN

                                                                                                           [ ]     [ ]       [ ]


2)   To transact such other business as may properly come before the Meeting or any adjournment thereof.   FOR   AGAINST   ABSTAIN

                                                                                                           [ ]     [ ]       [ ]

                                    THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

Please  sign this proxy  exactly as your name  appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign,  and where more than one name appears, a majority must sign.
If a  corporation,  the  signature  should be that of an authorized officer who should state his or her title.

-----------------------------------------------------                 -----------------------------------------------------
|                                     |             |                 |                                     |             |
|                                     |             |                 |                                     |             |
-----------------------------------------------------                 -----------------------------------------------------
 Signature[PLEASE SIGN WITHIN BOX]     DATE                            Signature (Joint Owners)              DATE
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








===================================================================================================================================

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                                                        BARON INVESTMENT FUNDS


The undersigned hereby appoints Ronald Baron, President and CEO and Linda Martinson, Vice President, COO, Secretary and General
Counsel, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of BARON ASSET FUND (the "Fund") which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Loews Regency Hotel, 540 Park Avenue (at 61st
Street), New York, NY 10021, on December 5, 2006 at 11:00 a.m. eastern time, and any adjournments thereof.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein, in their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Either of the proxies present and acting at the Meeting in person or by substitute shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made as to any Proposal, this proxy will be voted FOR the Proposal. Please refer to the Proxy Statement for a discussion of each of the
Proposals.



              PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
              ----------------------------------------------------------------------------------------

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